Exhibit 10.19

AMERICAN TIRE DISTRIBUTORS HOLDINGS, INC.

2005 MANAGEMENT STOCK INCENTIVE PLAN

1. Establishment and Purpose of the Plan. This 2005 Management Stock Incentive Plan (the “Plan”) is established by American Tire Distributors Holdings, Inc., a Delaware corporation (the “Company”), as of March 31, 2005. The Plan is designed to enable the Company to attract, retain and motivate directors, officers, employees and consultants of the Company and its subsidiaries by providing for or increasing their proprietary interest in the Company. The Plan provides for: (i) the grant of options (“Options”) to purchase shares of common stock of the Company (“Shares”) that qualify as incentive stock options (“Incentive Stock Options”) under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), (ii) the grant of Options to purchase Shares that do not so qualify (“Non-Qualified Options”), (iii) the grant of stock appreciation rights (“Stock Appreciation Rights”), (iv) the sale or grant of restricted Shares (“Restricted Stock”) and (v) the grant of units or other rights to receive payments or Shares linked to the value of the Shares (“Stock Units”) (the foregoing, collectively “Awards”).

2. Stock Subject to Plan.

(a) The number of Shares that may be issued pursuant to Awards granted hereunder shall not in the aggregate exceed 190,857 Shares, subject to adjustment under Section 13 hereof; provided, however, that the number of Shares that a Participant (as hereinafter defined) may receive pursuant to the Plan shall in no event exceed 190,857 Shares in any year; and provided further, that the number of Shares that may be issued as Restricted Stock under this Plan shall in no event exceed 190,857 Shares. The Shares that may be issued pursuant to Awards hereunder may be authorized and unissued Shares or Shares reacquired by the Company and held as treasury stock.

(b) Shares that are subject to the unexercised portions of any Awards that expire, terminate, are cancelled or are reacquired by the Company pursuant to restrictions placed thereon at the time of grant, issuance or sale of such Awards shall again be available for the grant of Awards under the Plan.

3. Shares Subject to Certificate of Incorporation. All Shares issuable under Awards issued, sold or granted pursuant to this Plan shall be subject to the terms and restrictions contained in the certificate of incorporation of the Company, as amended or restated from time to time.

4. Administration of the Plan.

(a) The Plan shall be administered by a committee (the “Committee”) appointed by the Board of Directors of the Company (the “Board”). If no persons are designated by the Board to serve on the Committee, the Plan shall be administered by the Board and all references herein to the Committee shall refer to the Board. The Board shall have the discretion to add, remove or replace members of the Committee, and shall have the sole authority to fill vacancies on the Committee.

(b) The Committee shall have the sole authority, in its absolute discretion, to adopt, amend, and rescind such rules and regulations as, in its opinion, may be advisable in the administration of the Plan, to construct and interpret the Plan, the rules and regulations, and the agreements and other instruments evidencing Awards sold or granted under the Plan, and to make all other determinations deemed necessary or advisable for the administration of the Plan. All decisions, determinations and interpretations of the Committee shall be final and conclusive upon the Participants.

(c) Subject to the express provisions of the Plan, the Committee shall determine the number of Shares subject to Awards and the terms and conditions thereof, including (to the extent applicable) the provisions relating to the exercisability, lapse and non-lapse restrictions, termination, forfeiture and settlement of Awards under the Plan. The terms upon which Awards are issued, sold or granted shall be evidenced by a written agreement, executed by the Company and the Participant (each, an “Agreement”), containing such terms and conditions as may be approved by the Committee; provided, however, that such terms and conditions are not expressly inconsistent with the Plan.

5. Eligibility. Persons who shall be eligible for grants of Incentive Stock Options hereunder shall be those officers and employees of the Company or a subsidiary of the Company who are members of a select group of officers and employees that the Committee may from time to time designate to participate under the Plan, and persons who shall be eligible for grants of all other Awards hereunder shall be those directors, officers, employees and consultants of the Company or a subsidiary of the Company who the Committee may from time to time designate to participate under the Plan (in each case, “Participants”).

6. Terms and Conditions of Options. No Incentive Stock Option shall be granted for a term of more than ten (10) years, and no Non-Qualified Option shall be granted for a term of more than ten (10) years and thirty (30) calendar days. Options may, in the discretion of the Committee, be granted with associated Stock Appreciation Rights or be amended so as to provide for associated Stock Appreciation Rights. The Agreement may contain such other terms, provisions and conditions as may be determined by the Committee as long as such terms, conditions and provisions are not expressly inconsistent with the Plan. The Committee shall designate as such those Options intended to be eligible to qualify and be treated as Incentive Stock Options and, correspondingly, those Options not intended to be eligible to qualify and be treated as Incentive Stock Options.

7. Exercise Price of Options.

(a) The exercise price for each Option granted hereunder shall be set forth in the Agreement.

(b) For so long as required under Section 422 of the Code and the regulations promulgated thereunder (or any successor statute or rules), the exercise price of any Option intended to be eligible to qualify and be treated as an Incentive Stock Option shall not be less than the fair market value of the Shares on the date such Incentive Stock Option is granted, except that if such Incentive Stock Option is granted to a Participant who on the date of grant is treated under section 424(d) of the Code as owning stock (not including stock purchasable under outstanding options) possessing more than ten percent (10%) of the total combined voting power of all classes of the Company’s stock, the exercise price shall not be less than one hundred ten percent (110%) of the fair market value of the Shares on the date such Incentive Stock Option is granted.

(c) Unless otherwise expressly provided in the Agreement, the fair market value of Shares for the purposes of this Plan shall be determined by the Board or the Committee, whose valuation shall be binding upon each Participant.

(d) Payment for Shares purchased upon exercise of any Option granted hereunder shall be in cash at the time of exercise, except that, if either the Agreement so provides or the Committee in its sole discretion so permits, and if the Company is not then prohibited from doing so, such payment may be made in whole or in part with surrendered or withheld Shares. The Committee in its sole discretion also may on an individual basis permit payment or agree to permit payment of the exercise price of any Option by any other lawful means.

8. Non-transferability. Unless otherwise expressly provided in the Agreement, any Award granted under this Plan shall by its terms be nontransferable by the Participant other than by will or the laws of descent and distribution (in which case such descendant or beneficiary shall be subject to all terms of the Plan applicable to Participants) and is exercisable during the Participant’s lifetime only by the Participant or by the Participant’s guardian or legal representative.

9. Incentive Stock Options. The provisions of the Plan are intended to satisfy the requirements set forth in Section 422 of the Code and the regulations promulgated thereunder (including the aggregate fair market value limits set forth in Section 422(d) of the Code) with respect to Incentive Stock Options granted under the Plan. For so long as required under Section 422 of the Code and the regulations promulgated thereunder (or any successor statute or rules), during the term of the Plan, the aggregate fair market value of the Shares with respect to which Incentive Stock Options are first exercisable by a Participant during any calendar year shall not exceed $100,000. For the purpose of this Section 9, the fair market value of the Shares shall be determined at the time the Incentive Stock Option is granted.

10. Stock Appreciation Rights. The Committee may, under such terms and conditions as it deems appropriate, grant to any Participant selected by the Committee Stock Appreciation Rights, which may or may not be associated with Options. Upon exercise of a Stock Appreciation Right, the Participant shall be entitled to receive payment of an amount equal to the excess of the fair market value, as defined by the Committee, of the underlying Shares on the date of exercise over the Stock Appreciation Right’s exercise price. Such payment may be made in Shares valued at their fair market value on the date of exercise or in cash, or partly in Shares and partly in cash, as the Committee may designate. The Committee may require that any Stock Appreciation Right shall be subject to the condition that the Committee may at any time in its absolute discretion not allow the exercise of such Stock Appreciation Right.

11. Restricted Stock and Stock Units.

(a) The Committee may grant, sell or issue Restricted Stock under the Plan (either independently or in connection with the exercise of other Awards) to Participants selected by the Committee. The Committee shall in each case determine the number of Shares of Restricted Stock to be granted, sold or issued, the price at which such Shares are sold, if applicable, and the terms and duration of the restrictions to be imposed upon such Shares.

(b) The Committee may grant, sell or issue Stock Units (either independently or in connection with the exercise of other Awards) to Participants under the Plan upon such terms and conditions as are determined by the Committee and set forth in the Agreement.

12. Investment Representations. Each Agreement may contain an agreement that, upon demand by the Committee, the Participant shall deliver to the Committee at the time of receipt of any Shares upon exercise or settlement of any Award a written representation that such Shares are being acquired for investment and not for resale or with a view to the distribution thereof. Upon such demand, delivery of such representation prior to the delivery of any such Shares shall be a condition precedent to the right of the Participant to receive such Shares.

13. Adjustments; Effect of Approved Sale.

(a) If the Shares are changed into or exchanged for a different number or kind of shares or securities as the result of any one or more reorganizations, recapitalizations, stock splits, reverse stock splits, stock dividends, stock distributions or similar events, an appropriate adjustment shall be made in the number and kind of shares or securities subject to previously granted or future Awards, and in the exercise or sale price for each share or other unit of any securities subject to previously granted or future Awards. No fractional interests shall be issued on account of any such adjustment unless the Committee specifically determines to the contrary, and the Committee may provide for such customary cash-in-lieu of fractional interests provisions as it deems appropriate.

(b) In the event of an Approved Sale (as defined in the Agreement), the exercisable but unexercised portion of Awards will be subject to one of the following, as applicable: (i) in the event of an Approved Sale in which the holders of Shares are receiving predominantly cash proceeds, if the definitive agreement governing such Approved Sale so provides, effective as of the consummation of such Approved Sale, the exercisable but unexercised portion of Awards shall be automatically cancelled and the Participants shall be entitled to receive in cash the per share consideration payable to such holders in such Approved Sale less the exercise price attributable to such unexercised portion of Awards and any applicable tax withholding obligations; (ii) in the event of an Approved Sale structured as a stock-for-stock merger, exchange or similar transaction, if the definitive agreement governing such Approved Sale so provides, effective as of the consummation of such Approved Sale, the exercisable but unexercised portion of Awards shall automatically be converted into an option to purchase the type of securities into which the Shares are being converted in such Approved Sale, with appropriate adjustments to the per share exercise price and number of shares covered thereby based on the exchange ratio in such transaction as determined by the Committee in its discretion (subject to customary provisions for cash-in-lieu of fractional shares as and if determined appropriate by the Committee); or (iii) if neither clause (i) nor clause (ii) of this Section 13(b) is applicable, the exercisable but unexercised portion of Awards shall automatically terminate as of the consummation of such Approved Sale provided that the Company has given written notice to the Participant at least fifteen (15) calendar days prior to the consummation of such Approved Sale and afforded the Participant the opportunity to exercise such exercisable but unexercised portion (conditioned on the actual consummation of such Approved Sale) through the close of business on the day immediately preceding the scheduled date of such consummation. Unless otherwise determined by the Committee, in the event of an Approved Sale, the unexercisable portion of Awards shall automatically terminate upon the consummation of such Approved Sale. The Committee may at any time accelerate the vesting or lapse of restrictions with respect to all or any portion of any Award granted, issued or sold under the Plan without the consent of the affected holder of such Award.

14. Duration of Plan. Awards may not be granted, sold or issued under the Plan after March 31, 2015 but Shares may thereafter be issued and payments may thereafter be made in respect of any Award granted, issued or sold prior to such date.

15. Amendment and Termination of the Plan. The Board may at any time amend, suspend or terminate the Plan. The Committee may amend the Plan or any Agreement issued hereunder to the extent necessary for any Award granted, sold or issued under the Plan to comply with applicable tax or securities laws. If the Board determines that the approval of such action by the stockholders of the Company is advisable or necessary for compliance with applicable securities law, tax law, stock exchange requirement or other applicable federal or state law, no such action of the Board or the Committee shall be effective unless taken with or ratified by such approval. Unless otherwise expressly provided in the Agreement, no Award may be issued, granted or sold during any suspension of the Plan. No amendment, suspension or termination of the Plan or of any Agreement issued hereunder shall adversely alter or otherwise impair any vested rights or obligations in any Award theretofore issued, granted, sold under the Plan without the consent of the holder thereof; provided, however, that the Participant Committee (as defined below) shall have the authority to approve (without any further consent unless otherwise expressly provided in the Agreement) any such amendment, suspension, termination or any waiver of any of the rights of Participants under the Plan or any Agreement or any outstanding Awards so long as such amendment, suspension, termination or waiver is uniformly applicable to all Participants. As used herein, the “Participant Committee” means the Chief Executive Officer of the Company and such additional or successor Participants as may be designated from time to time by the Chief Executive Officer or the Board. The Chief Executive Officer and such additional or successor Participants shall not have any liability to any other Participant for any of acts or omissions as a member of the Participant Committee, unless such act or omission resulted from the fraud, willful misconduct or gross negligence of such person.

16. Nature of Plan. This Plan is intended to qualify as a compensation benefit plan within the meaning of Rule 701 under the Act.

17. Cancellation of Options. Any Option or other Award granted under the Plan may be canceled at any time with the consent of the holder, and a new Option or other Award may be granted to such a holder in lieu thereof.

18. Withholding Taxes. Whenever Shares are to be issued or amounts are to be paid or income earned in respect of any Award, the Committee in its discretion may require the Participant to remit to the Company, prior to the delivery of any certificate or certificates for such Shares or the payment of any such amounts, all or any part of the amount determined in the Committee’s discretion to be sufficient to satisfy federal, state and local withholding tax obligations (the “Withholding Obligation”) that the Company determines may arise with respect to such issuance or payment.

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